                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2005

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                 1-9924                 52-1568099
     ---------------         ------------          -------------------
     (State or other         (Commission           (IRS Employer
     jurisdiction of         File Number)          Identification No.)
     incorporation)

              399 Park Avenue, New York, New York                10043
--------------------------------------------------------------------------------
           (Address of principal executive offices)           (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit No.       Description
-----------       --------------------------------------------------------------
1.01              Terms Agreement, dated May 24, 2005, among the Company and the underwriters named therein, relating to the offer and sale of the Company's 4.700% Notes due May 29, 2015.

4.01              Form of Note for the Company's 4.700% Notes due May 29, 2015.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 31, 2005                CITIGROUP INC.

                                          By: /s/ Charles E. Wainhouse
                                              ------------------------
                                              Charles E. Wainhouse
                                              Assistant Treasurer

                                       3